UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

INDEX OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-0815369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification Number)

10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Address of principal executive offices)

(Registrant's telephone number, including area code) (713) 683-0800

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32ndFloor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amended Current Report on Form 8-K/A, Amendment No. 1, amends the Amended Current Report on Form 8-K (the “Current Report”), filed with the Securities and Exchange Commission on January 23,2008 to (i) correct the Company’s website address.

ITEM 7.01             REGULATION FD

The Company is providing the materials attached as Exhibit 99.1 in compliance with Regulation FD. This material is available for viewing on our website located at www.indexoil.com, although we reserve the right to discontinue that availability at any time.

The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description
99.1	Company Presentation Materials (Incorporated by reference from the current report filed on Form 8-K on January 23, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Index Oil and Gas Inc.

January 24, 2008	By:	/s/ Lyndon West
Lyndon West
Chief Executive Officer

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